EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Banner Resources Inc. (the “Company”) on Form 10-KSB for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Krause, President and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BANNER RESOURCES INC.

Date: July 2, 2007	By:	/s/ Robert Krause Robert Krause President and Treasurer Principal Executive Officer and Principal Accounting and Financial Officer

A signed original of this written statement required by Section 906 has been provided to Banner Resources Inc. and will be retained by Banner Resources Inc. and furnished to the Securities and Exchange Commission or its staff upon request.